Palm Valley Capital Fund
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 21.8%	Shares	Value
Animal Slaughtering and Processing - 1.0%
WH Group Ltd. - ADR	83,016	$2,174,189

Bread and Bakery Product Manufacturing - 0.8%
Flowers Foods, Inc.	224,920	1,833,098

Clothing and Clothing Accessories Retailers - 0.6%
Carter's, Inc.	35,899	1,283,748

Computer Systems Design and Related Services - 3.0%
Amdocs Ltd.	100,392	6,551,582

Crude Petroleum Extraction - 1.0%
Chord Energy Corp.	15,787	2,244,596

General Freight Trucking, Long-Distance - 1.1%
Heartland Express, Inc.	243,748	2,534,979

Household and Institutional Furniture Manufacturing - 0.4%
Hooker Furnishings Corp.	77,292	995,521

Janitorial Services - 0.9%
Healthcare Services Group, Inc. (a)	103,440	1,918,812

Limited-Service Restaurants - 0.9%
Domino's Pizza Group PLC	859,322	1,958,588

Management Consulting Services - 0.6%
Resources Connection, Inc.	387,017	1,443,574

Medical Equipment and Supplies Manufacturing - 1.2%
Teleflex, Inc.	22,215	2,657,136

Motor Vehicle Parts (Used) Merchant Wholesalers - 1.9%
LKQ Corp.	142,314	4,179,762

Other Snack Food Manufacturing - 0.5%
Utz Brands, Inc.	145,623	1,153,334

Plastics Packaging Materials and Unlaminated Film and Sheet Manufacturing - 0.9%
Reynolds Consumer Products, Inc.	94,425	1,999,922

Support Activities for Forestry - 2.8%
Rayonier, Inc.	298,468	6,154,410

Temporary Help Services - 3.7%
Kelly Services, Inc. - Class A	425,898	3,769,197
ManpowerGroup, Inc.	66,158	1,949,015
Robert Half, Inc.	60,012	1,524,305
TrueBlue, Inc. (a)	227,741	890,467
		8,132,984

Wet Corn Milling and Starch Manufacturing - 0.5%
Ingredion, Inc.	10,359	1,167,045
TOTAL COMMON STOCKS (Cost $53,336,647)		48,383,280

REAL ESTATE INVESTMENT TRUSTS - 1.0%	Shares	Value
Lessors of Other Real Estate Property - 1.0%
Farmland Partners, Inc.	205,487	2,307,619
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,079,934)		2,307,619

SHORT-TERM INVESTMENTS – 77.1%
U.S. Treasury Bills - 68.5%	Par	Value
3.77%, 04/16/2026 (b)	51,285,000	51,207,624
3.63%, 06/04/2026 (b)	20,000,000	19,871,734
3.56%, 07/16/2026 (b)	50,600,000	50,066,856
3.58%, 08/20/2026 (b)	31,170,000	30,732,763
		151,878,977

Money Market Funds - 8.6%	Shares	Value
First American Treasury Obligations Fund - Class X, 3.59% (c)	19,067,882	19,067,882
TOTAL SHORT-TERM INVESTMENTS (Cost $170,965,827)		170,946,859

TOTAL INVESTMENTS - 99.9% (Cost $226,382,408)		221,637,758
Other Assets in Excess of Liabilities - 0.1%		228,560
TOTAL NET ASSETS - 100.0%		$221,866,318

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	The rate shown is the annualized yield as of March 31, 2026.
(c)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Palm Valley Capital Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments at Fair Value:
Common Stocks	$48,383,280	$–	$–	$48,383,280
Real Estate Investment Trusts	2,307,619	–	–	2,307,619
U.S. Treasury Bills	–	151,878,977	–	151,878,977
Money Market Funds	19,067,882	–	–	19,067,882
Total Investments	$69,758,781	$151,878,977	$–	$221,637,758

During the period ended March 31, 2026, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3. Refer to the Schedule of Investments for further disaggregation of investment categories.